                                                                   EXHIBIT 10.41


     THE ISSUANCE OF THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OR CONVERSION OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND SUCH SECURITIES MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT.

     THIS WARRANT AND ANY SHARES ISSUED UPON EXERCISE OR CONVERSION HEREOF ARE ENTITLED TO CERTAIN REGISTRATION RIGHTS AND TO CERTAIN OTHER BENEFITS SET FORTH IN A REGISTRATION RIGHTS AGREEMENT AND A STOCKHOLDERS AGREEMENT, EACH DATED ON OR ABOUT JUNE __, 1997. THE COMPANY WILL FURNISH A COPY OF SUCH AGREEMENTS TO THE HOLDER OF THIS WARRANT WITHOUT CHARGE UPON WRITTEN REQUEST.



                         PHYSICIAN HEALTH CORPORATION

                          Voting Common Stock Warrant




No. W-                                                                    [Date]


     Physician Health Corporation, a Delaware corporation (the "Company"), for
                                                                -------
value received, hereby certifies that           , or registered assigns,
                                      ----------
is entitled to purchase from the Company            duly authorized, validly
                                         ----------
issued, fully paid and nonassessable shares of Voting Common Stock, par value $0.0025 per share (the "Common Stock"), of the
                        ------------

Company at the purchase price per share of $____/1/ (the "Initial Warrant
                                                          ---------------
Price"), at any time or from time to time prior to 5:00 p.m., Boston,
-----
Massachusetts time, on [the earlier of (a) June __, 2007 or (b) the third anniversary of the closing of the initial public offering of the Company's stock that constitutes a "Liquidity Event" (as defined in the Certificate of Designation/2/] [June __, 2007 or such later date as Series B Preferred Stock remains outstanding/3/] (the "Expiration Date"), all subject to the terms,
                              ---------------
conditions and adjustments set forth below in this Warrant. [The number of Warrant Shares shall be reduced by an amount equal to 6.25% of the original number of Warrant Shares on the last day of each March, June, September and December, commencing in June 2003./3/]

     This Warrant is one of the Common Stock Purchase Warrants (the "Warrants",
                                                                     --------
such term to include any such warrants issued in substitution therefor) originally issued in connection with the Securities Purchase Agreement dated as of June 16, 1997 (as from time to time in effect, the "Purchase Agreement")
                                                       ------------------
among the Company and the Investors named therein (the "Investors").
                                                        ---------

1. DEFINITIONS. Certain capitalized terms are used in this Warrant as specifically defined below in this Section 1. Except as the context otherwise explicitly requires, (a) the capitalized term "Section" refers to sections of this Warrant, (b) the capitalized term "Exhibit" refers to exhibits to this Warrant, (c) references to a particular Section include all subsections thereof,
(d) the word "including" shall be construed as "including without limitation",
(e) accounting terms not otherwise defined herein have the meaning provided under GAAP, (f) references to a particular statute or regulation include all rules and regulations thereunder and any successor statute, regulation or rules, in each case as from time to time in effect and (g) references to a particular Person include such Person's successors and assigns to the extent not prohibited by this Warrant. References to "the date hereof" mean the date first set forth above.

     "Additional Shares of Common Stock" means Additional Shares of Common
      ---------------------------------
Stock, as defined in the Certificate of Designation, Preferences and Rights for the Series B Preferred Stock.

----------------------

     /1/ Purchase Warrant at Initial Closing and Third Closing - $0.01 Purchase
         Warrant at Second Closing - $4.00 Conversion Warrant -Conversion Price on Series B Preferred Stock

     /2/ Applies to Purchase Warrant only.

     /3/ Applies to Conversion Warrant only.

     "Affiliate" means with respect to any Person, any other Person directly or
      ---------
indirectly controlling, controlled by or under common control with such Person (for purposes of the above definition, the terms "control", "controlling", "controlled by" and "under common control with", as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise).

     "Book Value" means the Company's consolidated stockholders' equity per
      ----------
common share on a fully diluted basis, determined in accordance with generally accepted accounting principles, as of the end of its fiscal quarter most recently completed prior to the date of determination.

     "Business Day" means any day other than a Saturday or a Sunday or a day on
      ------------
which commercial banking institutions in Boston, Massachusetts or New York, New York are authorized by law to be closed.

     "Certificate of Designation" means the Certificate of Designation,
      --------------------------
Preferences And Rights of the Series B Redeemable Convertible Preferred Stock of the Company filed by the Company with the Delaware Secretary of State as of June __, 1997.

     "Commission" means the Securities and Exchange Commission or any other
      ----------
federal agency at the time administering the Securities Act.

     "Common Stock" means the Non-Voting Common Stock and Voting Common Stock,
      ------------
collectively.

     "Company" is defined in the preamble, and includes any corporation which
      -------
shall succeed to or assume the obligations of the Company hereunder in compliance with Section 3.

     "Convertible Securities" means any indebtedness, shares or other securities
      ----------------------
convertible into or exchangeable for Common Stock.

     "Exchange Act" means the federal Securities Exchange Act of 1934.
      ------------

     "Expiration Date" is defined in the preamble.
      ---------------

     "Initial Warrant Price" is defined in the preamble.
      ---------------------

     "Investors" is defined in the preamble.
      ---------

     "Market Price" means, on any date, the amount per share of Common Stock
      ------------
equal to (a) the last sale price of Common Stock, regular way, on such date or, if no such sale takes place on such date, the average of the closing bid and asked prices thereof on such date, in each case as officially reported on the principal national securities exchange on which Common Stock is then listed or admitted to trading, or (b) if Common Stock is not then listed or admitted to trading on any national securities exchange but is designated as a national market system security by the NASD, the last trading price of Common Stock on such date, or (c) if no trading occurred on such date or if Common Stock is not so designated, the average of the closing bid and asked prices of Common Stock on such date as shown by the NASD automated quotation system, or (d) if Common Stock is not then listed or admitted to trading on any national exchange or quoted in the over-the-counter market, the higher of (i) Book Value or (ii) the fair value thereof determined in good faith by the Board of Directors of the Company as of a date which is within 15 days of the date as of which the determination is to be made.

     "NASD" means the National Association of Securities Dealers, Inc.
      ----

     "Non-Voting Common Stock" means the Non-Voting Common Stock, $0.0025 par
      -----------------------
value of the Company.

     "Options" means rights, options or warrants to subscribe for, purchase or
      -------
otherwise acquire either Common Stock or Convertible Securities.

     "Original Issue Date" means the date on which the Series B Preferred Stock
      -------------------
is first issued by the Company.

     "Other Securities" means any stock (other than Common Stock) and other
      ----------------
securities of the Company or any other Person which the holders of the Warrants at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrants, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 3 or otherwise.

     "Person" means a corporation, an association, a partnership, a limited
      ------
partnership, an organization, a business trust, a limited liability company, an individual, a government or political subdivision thereof or a governmental agency.

     "Preferred Stock" means the Company's Series B Preferred Stock, $0.01 per
      ---------------
share par value.

     "Purchase Agreement" is defined in the preamble.
      ------------------

     "Registration Rights Agreement" means the Registration Rights Agreement
      -----------------------------
dated on or about June 16, 1997, among the Company and certain of its stockholders, as from time to time in effect.

     "Regulation Y Investor" means (a) any Person that is subject to
      ---------------------
Regulation Y of the Board of Governors of the Federal Reserve System (12 C.F.R.
Part 225) and which holds shares of Series B Preferred Stock of the Company, so long as such Person shall hold such shares of Series B Preferred Stock, or shares issued upon conversion of such shares, (b) any Affiliate of any such Regulation Y Investor that is a transferee of any shares of Series B Preferred Stock, so long as such Affiliate shall hold such shares of Series B Preferred Stock or shares issued upon conversion of such shares.

     "Securities Act" means the federal Securities Act of 1933.
      --------------

     "Series B Non-Voting Preferred" means the Company's Series B Non-Voting
      -----------------------------
Redeemable Convertible Preferred Stock, $0.01 per share par value.

     "Series B Voting Preferred" means the Company's Series B Voting Redeemable
      -------------------------
Convertible Preferred Stock, $0.01 per share par value."

     "Voting Common Stock" means the Voting Common Stock, $0.0025 par value, of
      -------------------
the Company.

     "Warrant Price" is defined in Section 3.1.
      -------------

     "Warrant Shares" means the shares of Voting Common Stock or Other
      --------------
Securities issuable upon exercise or conversion of the Warrant.

     "Warrants" is defined in the preamble.
      --------

2. EXERCISE OR CONVERSION OF WARRANT.

     2.1. Manner of Exercise or Conversion; Payment.
          -----------------------------------------

          2.1.1. Exercise. This Warrant may be exercised by the holder hereof,
                 --------
     in whole or in part, during normal business hours on any Business Day on or prior to the Expiration Date, by surrender of this Warrant to the Company at its office maintained pursuant to Section 6.2(a), accompanied by a subscription in substantially the form attached to this Warrant duly executed by such holder and accompanied by payment, in cash or by check payable to the order of the Company, in the amount obtained by multiplying
     (a) the number of shares of Common Stock (without giving effect to any adjustment thereof) designated in such subscription by (b) the Initial Warrant Price, and such holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully paid and nonassessable Warrant Shares determined as provided in Section 3.

          2.1.2. Conversion. This Warrant may be converted by the holder hereof,
                 ----------
     in whole or in part, into Warrant Shares, during normal business hours on any Business Day on or prior to the Expiration Date, by surrender of this Warrant to the Company at its office maintained pursuant to Section 6.2(a), accompanied by a conversion notice in substantially the form attached to this Warrant duly executed by such holder, and such holder shall thereupon be entitled to receive a number of duly authorized, validly issued, fully paid and nonassessable Warrant Shares equal to:

                 (a)   an amount equal to:

                       (i) the product of (A) the number of Warrant Shares determined as provided in Sections 3 through 5 which such holder would be entitled to receive upon exercise of this Warrant for the number of shares of Voting Common Stock designated in such conversion notice multiplied by (B) the Market
                                                -------------
                              Price of each such Warrant Share so receivable upon such exercise minus
                              -----

                       (ii) the product of (A) the number of shares of Voting Common Stock (without giving effect to any adjustment thereof) designated in such conversion notice multiplied by (B) the Initial Warrant Price
                                     -------------

                       divided by
                       ----------

                 (b)   the Market Price of each such Warrant Share.

     For all purposes of this Warrant (other than this Section 2.1), any reference herein to the exercise of this Warrant shall be deemed to include a reference to the conversion of this Warrant into Warrant Shares in accordance with the terms of this Section 2.1.2.

     2.2. When Exercise Effective. Each exercise of this Warrant shall be deemed
          -----------------------
to have been effected immediately prior to the close of business on the Business Day on which this Warrant shall have been surrendered to the Company as provided in Section 2.1, and at such time the Person in whose name any certificate for Warrant Shares shall be issuable upon such exercise as provided in Section 2.3 shall be deemed to have become the holder of record thereof.

     2.3. Delivery of Stock Certificates, etc. As soon as practicable after each
          -----------------------------------
exercise of this Warrant, in whole or in part, and in any event within five Business Days thereafter, the Company at its expense (including the payment by it of any applicable issue or documentary taxes) will cause to be issued in the name of and delivered to the holder hereof or, subject to Section 5, as such holder (upon payment by such holder of any applicable transfer taxes) may direct:

                 (a) a certificate for the number of duly authorized, validly issued, fully paid and nonassessable Warrant Shares to which such holder shall be entitled upon such exercise plus, in lieu of any fractional share
                                          ----
     to which such holder would otherwise be entitled, cash in an amount equal to the same fraction of the Market Price per share on the Business Day immediately preceding the date of such exercise; and

                 (b) in case such exercise is in part only, a new Warrant of like tenor, dated the date hereof and calling in the aggregate on the face thereof for the number of shares of Voting Common Stock equal (without giving effect to any adjustment thereof) to the number of such shares called for on the face of this Warrant minus the number of such shares designated by the holder upon such exercise as provided in Section 2.1.

     2.4. Company to Reaffirm Obligations. The Company will, at the time of each
          -------------------------------
exercise of this Warrant, upon the request of the holder hereof, acknowledge in writing its continuing obligation to afford to such holder all rights (including any rights pursuant to the Registration Rights Agreement of the Warrant Shares issued upon such exercise) to which such holder shall continue to be entitled after such exercise in accordance with the terms of this Warrant; provided,
                                                                  --------
however, that if the holder of this Warrant shall fail to make any such request,
-------
such failure shall not affect the continuing obligation of the Company to afford such rights to such holder.

3. ADJUSTMENT OF WARRANT SHARES AND WARRANT PRICE.

     3.1. Adjustment of Warrant Shares and Warrant Price due to Additional
          ----------------------------------------------------------------
Shares. The number of Warrant Shares which the holder of this Warrant shall be
------
entitled to receive upon the exercise hereof shall be determined by multiplying the number of shares of Voting Common Stock which would otherwise (but for the provisions of this Section 3.1) be issuable upon such exercise, as designated by the holder hereof pursuant to Section 2.1, by the fraction of which (a) the numerator is the Initial Warrant Price and (b) the denominator is the Warrant Price in effect on the date of such exercise. The "Warrant Price" shall
                                                   -------------
initially be the Initial Warrant Price, shall be adjusted and readjusted from time to time as provided in this Section

3.1 and, as so adjusted or readjusted, shall remain in effect until a further adjustment or readjustment thereof is required by this Section 3.1.

           3.1.1. No Adjustment of Warrant Price. No adjustment in the Warrant
                  ------------------------------
     Price shall be made in respect of the issuance of Additional Shares of Common Stock unless the consideration per share for an Additional Share of Common Stock issued or deemed to be issued by the Company is less than the applicable Warrant Price in effect on the date of, and immediately prior to, such issue.

           3.1.2. Adjustment of Warrant Price Upon Issuance of Additional
                  -------------------------------------------------------
     Shares of Common Stock. In the event the Company shall issue Additional
     ----------------------
     Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 3.1.4) for a consideration per share less than the applicable Warrant Price in effect on the date of and immediately prior to such issue, then the applicable Warrant Price shall be reduced, concurrently with such issue (calculated to the nearest one hundredth of a cent) to a new Warrant Price obtained by dividing (a) an amount equal to the sum of (i) the number of shares of Common Stock outstanding immediately prior to such issue multiplied by the then applicable Warrant Price and
     (ii) the consideration, if any, deemed received by the Company upon such issue by (b) the total number of shares of Common Stock deemed to be outstanding immediately after such issue; provided, however, that, for
                                               --------  -------
     purposes of this Section 3.1.2, all shares of Common Stock outstanding and issuable upon conversion of outstanding Options, Convertible Securities and the Preferred Stock shall be deemed to be outstanding. In no event will the Warrant Price be adjusted as the result of any issuance of any Additional Shares of Common Stock for any amount higher than the Warrant Price in effect immediately prior to such issuance.

           3.1.3. Adjustments for Subdivisions, Stock Dividends, Combinations or
                  --------------------------------------------------------------
     Consolidation of Common Stock. In the event the outstanding shares of
     -----------------------------
     Common Stock shall be increased by way of stock issued as a dividend for no consideration or subdivided (by stock split or otherwise) into a greater number of shares of Common Stock, the Warrant Price then in effect shall, concurrently with the effectiveness of such increase or subdivision, be proportionately decreased. In the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Warrant Price then in effect shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

           3.1.4. Deemed Issue of Additional Shares of Common Stock-Options and
                  -------------------------------------------------------------
     Convertible Securities. Except as provided in Section 3.1.2 or Section
     ----------------------
     3.1.3, in the event the Company at any time after the Original Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number) of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date; provided, however, that Additional Shares of Common Stock shall not be
     --------  -------
     deemed to have been issued unless the consideration per share (determined pursuant to Section 3.1.5) of such Additional Shares of Common Stock would be less than the applicable Warrant Price in effect on the date of, and immediately prior to, such issue, or such record date, as the case may be; and provided further that in any such case in which Additional Shares of
         -------- -------
     Common Stock are deemed to be issued:

                 (a) no further adjustment in the applicable Warrant Price shall be made upon the subsequent issue of shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities or upon the subsequent issue of such Convertible Securities or Options;

                 (b) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase or decrease in the consideration payable to the Company, or any increase or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the applicable Warrant Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

                 (c) upon the expiration of any such Options or any rights of conversion or exchange under such Convertible Securities which shall not have been exercised, the applicable Warrant Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon shall, upon such expiration, be recomputed as if such unexercised portion of such Options or rights of conversion or exchange under such Convertible Securities had not been issued; and

                 (d) no readjustment pursuant to clause (b) or (c) above shall have the effect of increasing the applicable Warrant Price to an amount which exceeds the lower of (i) the applicable Warrant Price on the original adjustment date, or (ii) the applicable Warrant Price that resulted from the issuance or deemed issuance of other Additional Shares of Common Stock between the original adjustment date and such readjustment date.

           3.1.5. Determination of Consideration. For purposes of this
                  ------------------------------
     Section 3.1, the consideration received by the Company for the issue of any Additional Shares of Common Stock shall be computed as follows:

                  (a) Cash and Property. Such consideration shall:
                      -----------------

                         (i) insofar as it consists of cash, be computed at the
                  aggregate amount of net cash proceeds received by the Company excluding amounts paid or payable for accrued interest or accrued dividends;

                         (ii) insofar as it consists of property other than
                  cash, be computed at the fair value thereof at the time of such issue, as determined in good faith by the Board of Directors of the Company; and

                         (iii) in the event Additional Shares of Common Stock
                  are issued together with other shares or securities or other assets of the Company for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (i) and (ii) above, which is allocated to the Additional Shares of Common Stock as determined in good faith by the Board of Directors.

                  (b) Options and Convertible Securities. The consideration per
                      ----------------------------------
           share received by the Company for Additional Shares of Common Stock deemed to have been issued pursuant to Section 3.1.3 relating to Options and Convertible Securities, shall be determined by dividing

                         (i) the total amount, if any, received or receivable by
                  the Company as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Company upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities by

                         (ii) the maximum number of shares of Common Stock (as
                  set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

           3.1.6. Other Dilutive Events. In case any event shall occur as to
                  ---------------------
     which the other provisions of this Section 3.1 are not strictly applicable, but the failure to make any adjustment in the Warrant Price would not, in the reasonable judgment of a majority of the directors of the Company, fairly protect the rights represented by this Warrant in accordance with the intention of this Section 3, then, upon request of the holders of a majority of the Warrants, the Board of Directors of the Company shall appoint a firm of independent public accountants of recognized national standing (which may be the regular auditors of the Company) to give their opinion as to the adjustment, if any, on a basis consistent with the intention of this Section 3, necessary to preserve without dilution the rights represented by the Warrants. Upon receipt of such opinion, the Company will promptly furnish a copy thereof to the holders of the Warrants and the Warrant Price shall be adjusted in accordance therewith to the extent recommend by such accountants. The fees and expenses of such accountants shall be paid by the Company; provided, however, that if such
                                               --------  -------
     accountants opine that the total adjustment per Warrant Share is less than 10% of the previous per share Warrant Price, such fees and expenses will be paid by the holders of the Warrants.

     3.2. Other Distributions. In the event the Company shall declare a
          -------------------
distribution payable in securities of the Company (other than shares of Common Stock), securities of other entities, securities evidencing indebtedness issued by the Company or other entities or options or rights (but in no event including cash dividends), then, in each such case for the purpose of this Section 3, the holders of the Warrants shall be entitled to a proportionate share of any such distribution upon exercise or conversion of this Warrant as though they were the holders of the number of shares of Common Stock into which their Warrants were exercisable as of the record date fixed for the determination of the holders of Common Stock entitled to receive such distribution.

     3.3. Subsequent Events. In the event of any recapitalization, consolidation
          -----------------
or merger of the Company or its successor, the Warrants shall be exercisable for such shares or other interests as the Warrants would have been entitled if the Warrants had been exercised for Common Stock immediately prior to such event.

4.   Covenants.
     ---------

     4.1. No Impairment. The Company will not, by amendment of its Certificate
          -------------
of Incorporation or through any reorganization, recapitalization, transfer of all or a substantial portion of its assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, but will at all times in good faith assist in carrying out all the provisions of this Warrant and in taking all such action as may be necessary or appropriate in order to protect the rights of the holders of Warrants against impairment.

     4.2. Reservation of Shares. So long as any Warrants shall remain
          ---------------------
outstanding, the Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized capital stock, for the purpose of issuance upon exercise of the Warrants, the full number of shares of Voting Common Stock then issuable upon exercise of all outstanding Warrants. If the Voting Common Stock shall be listed on any national stock exchange, the Company at its expense shall include in its listing application all of the shares of Voting Common Stock reserved for issuance upon exercise of the Warrants (subject to issuance or notice of issuance to the exchange) and will similarly procure the listing of any further Voting Common Stock reserved for issuance upon exercise of the Warrants at any subsequent time as a result of adjustments in the outstanding Voting Common Stock or otherwise.

     4.3. Validity of Shares. The Company will from time to time take all such
          ------------------
action as may be required to assure that all shares of Voting Common Stock which may be issued upon exercise of this Warrant will, upon issuance, be legally and validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issuance thereof. Without limiting the generality of the foregoing, the Company will from time to time take all such action as may be required to assure that the par value per share, if any, of the Voting Common Stock is at all times equal to or less than the lowest quotient obtained by dividing the then current exercise price of this Warrant by the number of shares of Voting Common Stock into which this Warrant can, from time to time, be exercised.

     4.4. Notice of Certain Events.  If at any time:
          ------------------------

             (a) the Company shall declare any dividend or distribution payable to the holders of its Common Stock;

             (b) the Company shall offer for subscription pro rata to the holders of Common Stock any additional shares of stock of any class or any other rights;

             (c) there shall be any recapitalization of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation or business organization; or

             (d) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall give the registered holder of this Warrant written notice, by registered mail, of the date on which a record shall be taken for such dividend, distribution or subscription rights or for determining stockholders entitled to vote upon such recapitalization, consolidation, merger, sale, dissolution, liquidation or winding up and of the date when any such transaction shall take place, as the case may be. Such notice shall also specify the date as of which the holders of Common Stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such recapitalization, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be. Such written notice shall be given at least 20 days prior to the record date with respect thereto.

5.   RESTRICTIONS ON TRANSFER.

     Except as otherwise permitted by this Section 5, each certificate for Warrant Shares issued upon the exercise of any Warrant, each certificate issued upon the direct or indirect transfer of any Warrant Shares, all Warrants originally issued in connection with the Purchase Agreement and each Warrant issued upon direct or indirect transfer or in substitution for any Warrant pursuant to Section 6 shall be transferable only upon satisfaction of the conditions specified in Section 10 of the Purchase Agreement and shall be stamped or otherwise imprinted with legends in substantially the form set forth on the face of this Warrant or otherwise required by Section 10 of the Purchase Agreement.

6.   OWNERSHIP, TRANSFER, SUBSTITUTION AND AUTOMATIC CONVERSION OF WARRANTS.

     6.1. Ownership of Warrants. The Company may treat the Person in whose name
          ---------------------
any Warrant is registered on the register kept at the office of the Company maintained pursuant to Section 6.2(a) as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, except that, if and when any Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer thereof as the owner of such Warrant for all purposes, notwithstanding any notice to the contrary. Subject to Section 5, a Warrant, if properly assigned, may be exercised by a new holder without a new Warrant first having been issued.

     6.2. Office; Transfer and Exchange of Warrants.
          -----------------------------------------

            (a) The Company will maintain an office (which may be an agency maintained at a bank) in the United States of America where notices, presentations and demands in respect of this Warrant may be made upon it. Such office shall be maintained at 990 Hammond Drive-Suite 300, Atlanta, Georgia 30328, until such time as the Company shall notify the holders of the Warrants of any change of location of such office.

            (b) The Company shall cause to be kept at its office maintained pursuant to Section 6.2(a) a register for the registration and transfer of the Warrants. The names and addresses of holders of Warrants, the transfers thereof and the names and addresses of transferees of Warrants shall be registered in such register. The Person in whose name any Warrant shall be so registered shall be deemed and treated as the owner and holder thereof for all purposes of this Warrant, and the Company shall not be affected by any notice or knowledge to the contrary.

            (c) Upon the surrender of any Warrant, properly endorsed, for registration of transfer or for exchange at the office of the Company maintained pursuant to Section 6.2(a), the Company at its expense will (subject to compliance with Section 5, if applicable) execute and deliver to or upon the order of the holder thereof a new Warrant of like tenor, in the name of such holder or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face thereof for the number of shares of Common Stock called for on the face of the Warrant so surrendered.

     6.3. Replacement of Warrants. Upon receipt of evidence reasonably
          -----------------------
satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction of any Warrant held by a Person other than an Investor or any institutional investor, upon delivery of indemnity reasonably satisfactory to the Company in form and amount or, in the case of any such mutilation, upon surrender of such Warrant for cancellation at the office of the Company maintained pursuant to Section 6.2(a), the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor and dated the date hereof.

     6.4. Automatic Conversion of Warrants. If at any time this Warrant is held
          --------------------------------
or transferred to a Person which constitutes a Regulation Y Investor, then this Warrant shall automatically convert into a warrant to purchase a number of shares of Non-Voting Common Stock equivalent to the number of shares of Voting Common Stock which the holder of this Warrant is entitled herein as of such time, without any further action by the holder of this warrant and whether or not this warrant is surrendered to the Company or its transfer agent; provided,
                                                                      --------
however that the Company shall not be obligated to issue a warrant for the
-------
purchase of shares of Non-Voting Common Stock issuable upon such automatic conversion unless this Warrant is either delivered to the Company or its transfer agent or the holder notifies the Company or its transfer agent that this Warrant has been lost, stolen or destroyed and executes an agreement reasonably satisfactory to the Company to indemnify the Company from any loss incurred by it in connection with this Warrant. The Company shall, as soon as practicable after such delivery, or execution of such agreement in the case of a lost Warrant, issue and deliver at such office to the holder of this Warrant a warrant for the number of shares of Non-Voting Common Stock to which such holder shall be entitled as aforesaid.

7. REMEDIES. The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

8. NO RIGHTS OR LIABILITIES AS STOCKHOLDER. Nothing contained in this Warrant shall be construed as conferring upon the holder hereof any rights as a stockholder of the Company or as imposing any obligation on such holder to purchase any securities or as imposing any liabilities on such holder as a stockholder of the Company, whether such obligation or liabilities are asserted by the Company or by creditors of the Company.

9. NOTICES. Any notice or other communication in connection with this Warrant shall be deemed to be delivered if in writing (or in the form of a telex or telecopy) addressed as hereinafter provided and if either (a) actually delivered at such address (evidenced in the case of a telex by receipt of the correct answerback) or (b) in the case of a letter, three Business Days shall have elapsed after the same shall have been deposited in the United States mails, postage prepaid and registered or certified: (i) if to any holder of any Warrant, at the registered address of such holder as set forth in the register kept at the office of the Company maintained pursuant to Section 6.2(a); or (ii) if to the Company, to the attention of its President at its office maintained pursuant to Section 6.2(a); provided, however, that the exercise of any Warrant
                            --------  -------
shall be effective in the manner provided in Section 2.

10. GENERAL. The section headings in this Warrant are for convenience of reference only and shall not constitute a part hereof. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the laws (other than the conflict of laws rules) of The Commonwealth of Massachusetts.

                                      PHYSICIAN HEALTH CORPORATION



                                      By:
                                         ---------------------------------------
                                         Title:

                             FORM OF SUBSCRIPTION

                [To be executed only upon exercise of Warrant]


TO PHYSICIAN HEALTH CORPORATION:

     The undersigned registered holder of the enclosed Warrant hereby irrevocably exercises such Warrant for, and purchases thereunder, __________/4/ shares of Voting Common Stock and herewith makes payment of $ ____ therefor, and requests that the certificates for such shares be issued in the name of, and delivered to ________________, whose address is ______________________________.


Dated:
      ------------------            ----------------------------------------
                                    (Signature must conform in all
                                    respects to name of holder as
                                    specified on the face of Warrant)


                                    ----------------------------------------
                                                 (Street Address)


                                    ----------------------------------------
                                    (City)   (State)   (Zip Code)




-----------------------

     /4/Insert here the number of shares called for on the face of this Warrant (or, in the case of a partial exercise, the portion thereof as to which this Warrant is being exercised), in either case without making any adjustment for Additional Shares of Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of this Warrant, may be delivered upon exercise. In the case of a partial exercise, a new Warrant will be issued and delivered, representing the unexercised portion of the Warrant, to the holder surrendering the Warrant.

                           FORM OF CONVERSION NOTICE

               [To be executed only upon conversion of Warrant]


TO PHYSICIAN HEALTH CORPORATION:

     The undersigned registered holder of the enclosed Warrant hereby irrevocably converts such Warrant with respect to __________/1/ shares of Voting Common Stock which such holder would be entitled to receive upon the exercise hereof, and requests that the certificates for such shares be issued in the name of, and delivered to _________________, whose address is ______________________.



Dated:
      -----------------------              -------------------------------------
                                           (Signature must conform in all
                                           respects to name of holder as
                                           specified on the face of Warrant)


                                           -------------------------------------
                                                      (Street Address)


                                           -------------------------------------
                                           (City)   (State)    (Zip Code)

-----------------------------

     /1/Insert here the number of shares called for on the face of this Warrant (or, in the case of a partial conversion, the portion thereof as to which this Warrant is being converted), in either case without making any adjustment for Additional Shares of Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of this Warrant, may be delivered upon exercise. In the case of a partial conversion, a new Warrant will be issued and delivered, representing the unconverted portion of the Warrant, to the holder surrendering the Warrant.

                              FORM OF ASSIGNMENT

                [To be executed only upon transfer of Warrant]


     For value received, the undersigned registered holder of the attached Warrant hereby sells, assigns and transfers unto _____________ the right represented by such Warrant to purchase __________/1/ shares of Voting Common Stock of PHYSICIAN HEALTH CORPORATION to which such Warrant relates, and appoints_________________ Attorney to make such transfer on the books of PHYSICIAN HEALTH CORPORATION maintained for such purpose, with full power of substitution in the premises.


Dated:
      -------------------------            -------------------------------------
                                           (Signature must conform in all
                                           respects to name of holder as
                                           specified on the face of Warrant)


                                           -------------------------------------
                                                      (Street Address)


                                           -------------------------------------
                                            (City)  (State)   (Zip Code)

Signed in the presence of:



-------------------------




-------------------------

     /1/Insert here the number of shares called for on the face of this Warrant (or, in the case of a partial transfer, the portion thereof being transferred), in either case without making any adjustment for Additional Shares of Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of this Warrant, may be delivered upon exercise. In the case of a partial transfer, a new Warrant will be issued and delivered, representing the untransferred portion of the Warrant, to the holder surrendering the Warrant.